SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)



Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
     14a-6(e)(2)

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                             GREENBRIAR CORPORATION
                (Name of Registrant as Specified in Its Charter)


                             GREENBRIAR CORPORATION
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules  14a-(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

- - ------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

- - ------------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- - ------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

- - ------------------------------------------------------------------------------

     (5)  Total fee paid:

- - -------------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

- - -----------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

- - -----------------------------------------------------------------

     (3)  Filing party:

- - -----------------------------------------------------------------

     (4)  Date filed:

- - -----------------------------------------------------------------

                             GREENBRIAR CORPORATION
                               4265 Kellway Circle
                              Addison, Texas 75244

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           to be held on May 24, 1996

To the Stockholders:

         The Annual Meeting of the holders of Common Stock and Series B, C, D and E Preferred Stock ("Stockholders") of Greenbriar Corporation (formerly Medical Resource Companies of America) (the "Company") will be held at the Grand Kempenski Hotel, 15201 Dallas Parkway, Dallas, Texas, at 10:00 a.m., Dallas time, on May 24, 1996 to act upon the following matters:

     1. To elect six Directors to hold office in accordance with the Articles of Incorporation and Bylaws of the Company ("Proposal 1");

     2. To consider and act upon a proposal to approve an amendment to the Company's Articles of Incorporation for the purpose of increasing the authorized shares of Common Stock of the Company from 20,000,000 to 100,000,000 ("Proposal 2");

     3. To consider and act upon a proposal to ratify and approve the grant of a stock option for 200,000 shares of Common Stock to James R. Gilley, President and Chief Executive Officer of the Company ("Proposal 3");

     4. To ratify the selection of Grant Thornton as the Company's auditors ("Proposal 4"); and

     5. The transaction of such other business that may properly come before the meeting or any adjournment or postponement thereof.

Only Stockholders of record at the close of business on April 27, 1996 are entitled to notice of and to vote at the Annual Meeting.

         All Stockholders are cordially invited and urged to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed addressed envelope. If you attend, you may vote in person if you wish, even though you have sent your proxy.


                                           BY ORDER OF THE BOARD OF
                                           DIRECTORS


                                           James R. Gilley,
                                           President and Chief Executive Officer
May 1, 1996

                             GREENBRIAR CORPORATION
                               4265 Kellway Circle
                              Addison, Texas 75244

                                 PROXY STATEMENT


         This Proxy Statement and the accompanying proxy card are being mailed to Stockholders beginning on or about May 1, 1996 in connection with the solicitation of proxies by the Board of Directors of Greenbriar Corporation, a Nevada corporation, which changed its name from Medical Resource Companies of America to Greenbriar Corporation on March 27, 1996 ("Greenbriar" or the "Company"). Proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the accompanying Notice.

         The expense of this solicitation, including the reasonable costs incurred by custodians, nominees, fiduciaries and other agents in forwarding the proxy material to their principals, will be borne by the Company. The Company will also reimburse brokerage firms and other custodians and nominees for their expenses in distributing proxy material to beneficial owners of the Company's Common Stock in accordance with Securities and Exchange Commission requirements. In addition to the solicitation made hereby, certain directors, officers and employees of the Company may solicit proxies by telephone and personal contact.

         The Company's principal executive office is located at 4265 Kellway Circle, Addison, Texas 75244, and its telephone number is (214) 407-8400.

                                VOTING OF SHARES

         As of April 27, 1996, the record date for the determination of Stockholders entitled to vote at the Annual Meeting, the Company had outstanding approximately 3,479,428 shares of common stock, par value $0.01 ("Common Stock"), 3,533 shares of Series B Preferred Stock, 20,000 shares of Series C Preferred Stock, 675,000 shares of Series D Preferred Stock and 1,922,934 shares of Series E Preferred Stock, which are all classes of stock of the Company entitled to vote at the Annual Meeting. For each share held on the record date, a holder of Common Stock or Series B, C, D or E Preferred Stock is entitled to one vote on all matters properly brought before the Stockholders at the Annual Meeting. Such votes may be cast in person or by proxy. Abstentions may be specified as to the approval of any of the Proposals. Under the rules of the American Stock Exchange (the "Exchange"), brokers holding shares for customers have authority to vote on certain matters when they have not received instructions from the beneficial owners, and do not have such authority as to certain other matters (so-called "broker non-votes"). The Exchange rules prohibit member firms of the Exchange from voting on the approval of Proposal 3 without specific instructions from beneficial owners. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock and Series B, C, D or E Preferred Stock attending the Annual Meeting, voting as one class, is necessary to approve Proposal 3. Accordingly, if a Stockholder abstains from voting certain shares on the approval of Proposal 3, it will have the effect of a negative vote, but if a broker indicates that it does not have authority to vote certain shares, those shares will not be considered as shares present and entitled to vote with respect to the approval of Proposal 3 and therefore will have no effect on the outcome of the vote.

         On the record date, 1,210,000 shares of Common Stock and 355,927 shares of Series D Preferred Stock, representing approximately 25.7% of shares outstanding and entitled to vote, were held through a wholly owned corporation by James R. Gilley, President and Chief Executive Officer of the Company. An additional 1,197,000 shares of Common Stock and 319,073 shares of Series D Preferred Stock (approximately 24.9% of shares outstanding and entitled to vote) were held of record by Mr. Gilley, Mr. Gilley's spouse and adult children, both as individuals and as trustees for various family trusts. All such persons have indicated they will vote their shares outstanding for the approval of each of the Proposals to be considered at the Annual Meeting, which will insure such approval by the Stockholders.

         All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified therein. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted at the Annual Meeting or any adjournments thereof for the election as Directors of the nominees listed herein and for approval of each of the other Proposals. A Stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by written revocation addressed to Mr. Robert L. Griffis, Secretary, at the Company's address shown above. A Stockholder who attends the Annual Meeting may, if he or she wishes, vote by ballot, and such vote will cancel any proxy previously given.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES

         At the Annual Meeting, four Class II directors will be elected to hold office until the 1999 Annual Meeting of Stockholders or until their successors are elected and qualified, and two Class III Directors will be elected to hold office until the 1997 Annual Meeting of Stockholders or until their successors are elected and qualified. The Company's Articles of Incorporation provide that the directors are divided into three classes of equal or approximately equal number, and that the number of directors constituting the Board of Directors will from time to time be fixed and determined by a vote of a majority of the Company's directors serving at the time of such vote. The Board of Directors is now comprised of thirteen members, with each of Class I and II consisting of four members, and Class III consisting of five members. The Board of Directors has provided that there shall be thirteen members of the Board effective the date of the Annual Meeting, of which four members of Class II and two members of Class III will be elected at the Annual Meeting, four members of Class I are in office until 1998, and three other members of Class III are in office until 1997.

         It is intended that the accompanying proxy, unless contrary instructions are set forth therein, will be voted for the election of the six nominees for election as Directors as set forth in the following table. If any nominee becomes unavailable for election to the Board of Directors, the persons named in the proxy may act with discretionary authority to vote the proxy for such other person, if any, as may be designated by the Board of Directors. However, the Board is not aware of any circumstances likely to render any of the nominees unavailable for election.

         The following table sets forth certain information with respect to those persons who will be nominees for election at the Annual Meeting and the other incumbent directors. Included within the information below is information concerning the business experience of each such person during the past five years. The number of shares of Common Stock beneficially owned by each of such persons as of March 31, 1996 is set forth below in "Securities Ownership of Certain Beneficial Owners."

NOMINEES AND BUSINESS EXPERIENCE

Class II
Being elected at Annual Meeting for a term to expire in 1999
- - ------------------------------------------------------------

Michael E. McMurray, Age 41
          Mr. McMurray has been a Director since May 1991. Since July 1987, Mr. McMurray has been Vice President of Investments for Prudential Securities. Prior to joining Prudential Securities, Mr. McMurray was a financial consultant for Shearson Lehman Hutton from 1983 until July 1987.

Robert L. Griffis, Age 60
          Mr. Griffis has been a director and Senior Vice President of the Company since November 1992 and Secretary since June 1994. For the past nine years he has been involved in the healthcare industry, as Senior Vice President of Retirement Corporation of America, Senior Vice President of National Heritage, Inc., President of Health Resources, Inc., President of the long term care division of Clinitex Corp., and from 1991 to 1992 as a consultant to the Company.

Matthew G. Gallins, Age 40
          Mr. Gallins has been a Director since June 1994. Since 1990, Mr. Gallins has been a Director, President and Chief Operations Officer of Gallins Vending Company, Inc. He is a Foundation Board Director for Tanglewood Park in North Carolina, a Member of the Annual Campaign Fund for the United Way, and past Chairman of Special Events Solicitation Committee for the Forsyth County Mental Health Association.

Victor L. Lund, Age 67
          Mr. Lund has been a Director since March 1996. Mr. Lund was the founder of Wedgwood Retirement Inns, Inc. ("Wedgwood") in 1987. Wedgwood became a wholly owned subsidiary of the Company on March 15, 1996. For most of Wedgwood's existence, he was the Chairman of the Board, President and Chief Executive Officer, positions he held until Wedgewood was acquired by the Company. He presently continues to serve as Chairman of the Board of Wedgwood.

Class III
Being elected at Annual Meeting for a term to expire in 1997
- - ------------------------------------------------------------

Paul W. Dendy, Age 46
          Mr. Dendy has been a director since March 1996. Mr. Dendy was appointed the President of Wedgwood in April 1996 following its acquisition by the Company. He was until such time the Vice President-Project Acquisition and Financing of Wedgwood, a position he held since he joined Wedgwood in April 1993. From 1989 to February 1993, he was Vice President-Finance of Leisure Care, Inc., a privately held company in the retirement housing and assisted living business. Prior to that time he was the Chief Financial Officer of a venture capital fund and earlier was a certified public accountant with Price Waterhouse & Company and with Moss Adams & Company.

Mark W. Hall, Age 43
          Mr. Hall has been a director since March 1996. Mr. Hall has been the Vice President-Finance, Secretary and Treasurer of Wedgwood since April 1988. Prior to joining Wedgwood he was Chief Operating Officer of a market research firm and a partner in a regional accounting firm. He is a certified public accountant and a certified financial planner.

INCUMBENT DIRECTORS AND BUSINESS EXPERIENCE
Class I
Term expires in 1998
- - --------------------

James R. Gilley, Age 62
          Mr. Gilley has been Chairman, President and Chief Executive Officer of the Company since November 1989.

Gene S. Bertcher, Age 47
          Mr.  Bertcher has been a Director and  Executive  Vice  President  and
          Chief Financial Officer of the Company since November 1989. Mr. Bertcher is a certified public accountant.

Paul G. Chrysson, Age 41
          Mr. Chrysson has been a Director since May 1995. He is President of C.B. Development Co., Inc., a North Carolina real estate developer, a position he has held for over five years. Mr. Chrysson is a member of the board of directors of Triad Bank and has served on the boards of various charitable organizations. He has been a licensed real estate agent since 1974 and a licensed contractor since 1978.

W.  Michael Gilley, Age 40
          Mr. Gilley has been a Director since September 1994, when he was appointed by the Board of Directors to fill a vacant seat. He has been employed as Executive Vice President since January 1995. From 1983 to 1994 he was President of Bartram Investment Properties, Inc., a company which specializes in the development and management of commercial and multi-family real estate. W. Michael Gilley is the son of James R. Gilley.

Class III
Term expires in 1997
- - --------------------

Richards D. Barger, Age 67
          Mr. Barger has been a Director since June 1994. He is a founding partner of the Los Angeles law firm of Barger & Wolen. He is a member of the California bar. He served as Insurance Commissioner for the State of California from 1968 to 1972. From 1969 to 1972, he was a member of the Advisory Committee to Secretary of HUD under the Federal Reinsurance Act of 1968. He is a past President of the National Association of Insurance Commissioners and has been a member of the California Commission on Uniform State Laws. He is a member of the Association of the Bar of the City of New York and the Los Angeles County and American Bar Associations. He serves on the boards of the Lawyers' Mutual Insurance Company, Bankers Protective Life Insurance Company and Gerling Global Life Insurance Company.

Steven R. Hague, Age 51
          Mr. Hague has been a Director since June 1994, He has been President and Chief Executive Officer of Bankers Protective Life Insurance
          Company since April 1993. From October 1990 to 1993 he was an insurance consultant. From October 1985 to October 1990 he was President and Chairman of the Board of Freedom Life Insurance Company of America. He is a former member of the Board of Directors of the Health Insurance Institute of America and is a former Chairman of the Industry Task Force on Agents' Licensing and Education for the National Association of Life Insurance Companies.

Don C. Benton,  Age 41
          Mr. Benton has been a Director since June 1994. He has been Director of Twelve Step Ministries, Lovers Lane United Methodist Church of Dallas since 1991 and Consultant for Spiritual Counseling and Education for the Addiction Recovery Center since 1993 and also served in that capacity for the Argyle Specialty Hospital. He has served as unit coordinator, admissions coordinator, and milieu therapist for various hospitals and facilities throughout Texas since 1988. He is a Licensed Chemical Dependency Counselor, and a Certified Alcohol and Drug Abuse Counselor.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of March 31, 1996 certain information with respect to all Stockholders known by the Company to own beneficially more than 5% of the outstanding Common Stock and Series C, D and E Preferred Stock (which are the only outstanding classes of voting securities of the Company, except for Series B Preferred Stock), as well as information with respect to the Company's Common Stock and Series C, D and E Preferred Stock owned beneficially by each director and nominee, by each executive officer whose compensation from the Company in 1995 exceeded $100,000, and by all directors and nominees and executive officers as a group. Unless otherwise indicated, each of such stockholders has sole voting and investment power with respect to the shares beneficially owned. The number of shares of Series B Preferred Stock outstanding and convertible into Common Stock is immaterial and no information has been provided below regarding Series B Preferred Stock ownership. All shares of Common Stock have been adjusted for the 1 for 5 reverse split effected in December 1995.



                                Series C, D and E
                                 Preferred Stock                                      Common Stock
                           ---------------------------        -------------------------------------------------------------------
    Name and Address           Number             Percent          Number           Percent        Number of Shares-      Percent
      of Beneficial           of Shares             of              of                of         Assuming Conversion        of
          Owner                                   Series          Shares             Class      of Preferred Stock by      Class
                                                                                                        Holder
- - ---------------------      ---------------------  -------     -----------------     -------     ---------------------     -------
James R. Gilley               480,330<F2><F4><F5>  71.2%        1,810,000<F4><F5>    49.2%             2,290,330           55.0%
4265 Kellway Circle
Addison, Texas 75244

Sylvia M. Gilley              275,266<F2><F4><F5>  40.8%          936,000<F4><F5>    26.9%             1,211,266           32.2%
13711 Creekside Place
Dallas, Texas 75248

W. Michael Gilley              37,057<F2><F6>       5.5%          261,000<F6>         7.5%               298,057            8.5%
4265 Kellway Circle
Addison, Texas 74244

Victor L. Lund              1,457,953<F3>          75.8%              -                -               1,214,961           25.8%
816 N.E. 87th Ave.
Vancouver, WA 98664

Gene S. Bertcher                  -                  -             74,000<F7>         2.1%                74,000            2.1%
4265 Kellway Circle
Addison, Texas 75244

Robert L. Griffis                 -                  -             30,000<F8>         0.9%                30,000            0.9%
4265 Kellway Circle
Addison, Texas 75244

Michael E. McMurray               -                  -                -                -                     -               -
5330 Merrick Rd.
Massapequa, NY
11758

Matthew G. Gallins                -                  -             24,000<F9>         0.7%                24,000            0.7%
715 Stadium Drive
Winston-Salem, NC
27101

Paul G. Chrysson                  -                  -                -                -                     -               -
1045 Burke Street
Winston-Salem, NC
27101

Richards D. Barger                -                  -                200              -                     200             -
945 San Marino Ave.
San Marino, CA
91108

Steven R. Hague                   -                  -                -                -                     -               -
1650 Bank One Tower
221 W. Sixth Street
Austin, Texas  78701

Don C. Benton                     -                  -                -                -                     -               -
9200 Inwood Road
Dallas, Texas  75220

Paul W. Dendy                  19,360<F3>          1.0%           10,000<F10>         0.3%                26,133            0.8%
816 N.E. 87th Ave.
Vancouver, WA 98664

Mark W. Hall                   84,442<F3>          4.4%           10,000<F10>         0.3%                80,368            2.3%
816 N.E. 87th Ave.
Vancouver, WA 98664

Richard C.W. Mauran            10,000<F1>         50.0%              -                 -                  66,667            1.9%
c/o  Greenbriar Corporation
4265 Kellway Circle
Addison, Texas 75244

Cove Capital Corporation       10,000<F1>         50.0%              -                 -                  66,667            1.9%
245 East 54th Street
New York, NY 10022

All executive officers        517,387<F2>         76.6%        2,215,200             59.5%             4,034,049           72.5%
and directors (and          1,586,675<F3>         82.5%
nominees) as a group
(13 persons)

<F1> Represents  Series C Preferred  Stock  which  votes with  Common  Stock and
     Series B, D and E Preferred Stock as one class. Series C Preferred Stock is convertible into Common Stock at a rate of 6.67 shares of Common Stock for each share of Series C Preferred Stock.

<F2> Represents  Series D Preferred  Stock  which  votes with  Common  Stock and
     Series B, C and E Preferred Stock as one class. Series D Preferred Stock is convertible into Common Stock, beginning March 15, 1997, provided holders of Common Stock have approved the convertibility feature by a majority vote at a subsequent meeting of stockholders, at a rate of one share of Common Stock for two shares of Series D Preferred Stock.

<F3> Represents  Series E Preferred  Stock  which  votes with  Common  Stock and
     Series B, C and D Preferred Stock as one class. After holders of a majority of the outstanding Common Stock have approved the conversion feature for the Series E Preferred Stock at a subsequent meeting of stockholders, it will be convertible at a rate of one share of Common Stock for 1.2 shares of Series E Preferred Stock.

<F4> Consists of 1,210,000 shares of Common Stock and 355,927 shares of Series D
     Preferred Stock owned by JRG Investments, Inc. ("JRG"), a corporation wholly owned by Mr. Gilley, 400,000 shares of Common Stock and 117,653 shares of Series D Preferred Stock owned by a grantor trust for the benefit of James R. and Sylvia M. Gilley, options to purchase 200,000 shares of Common Stock at $10.75 per share, exercisable through December 1, 2000, and 6,750 shares of Series D Preferred Stock owned by Mr. Gilley. Mr. Gilley and JRG have pledged 1,166,363 shares of Common Stock, and Mr. Gilley has pledged all of his shares in JRG, to MS Holding Corp., a nonaffiliated entity, as collateral for repayment of a $5,700,000 promissory note payable by JRG to MS Holding Corp. The note requires payment of annual interest only until May 23, 1997, when the principal balance and all accrued interest is due and payable. Failure to repay such note when due could have an effect on the control of the Company. Of the shares of Common Stock owned by the grantor trust, 200,000 shares were acquired by the trust from the Company in November 1993 in consideration of a $2,250,000 partial recourse promissory note executed by the grantor trust and Mr. Gilley (as co-maker). This note bears interest at an annual rate of 5.5% until November 2003, when the entire principal balance and all accrued interest is due. The note is collateralized by the 200,000 shares purchased by the grantor trust, and the grantor trust and Mr. Gilley (as co-maker) have personal recourse only for the first 20% of the principal balance.

<F5> Mrs. Gilley is the spouse of James R. Gilley. Consists of 400,000 shares of
     Common Stock and 117,653 shares of Series D Preferred Stock owned by the grantor trust for the benefit of Mr. and Mrs. Gilley, and 536,000 shares of Common Stock and 157,613 shares of Series D Preferred Stock owned of record. Other than shares owned by the grantor trust, Mrs. Gilley disclaims any beneficial ownership of the shares owned by Mr. Gilley and JRG. Mr. Gilley and JRG disclaim beneficial ownership of the shares owned by Mrs. Gilley.

<F6> Consists  of 80,000  shares of Common  Stock and 37,057  shares of Series D
     Preferred Stock owned of record, 46,000 shares of Common Stock issued for promissory notes of $237,500, for which the shares are pledged as collateral, 5,000 shares of Common Stock owned by Bartram Investment Properties, Inc., a wholly owned corporation, and 130,000 shares of Common Stock owned by five trusts for which Mr. Gilley acts as co-trustee for the benefit of the children and grandchildren of James R. and Sylvia M. Gilley.

<F7> Consists of 54,000  shares of Common Stock issued for  promissory  notes of
     $72,500, for which the shares are pledged as collateral, and options to purchase 20,000 shares of Common Stock for $11.25 per share vesting over nine years, of which 2,000 shares vested immediately and the remainder vest over a nine year period beginning January 1, 1994.

<F8> In November 1992, Mr. Griffis  obtained a loan from the Company for $75,000 which was used to exercise options to purchase 30,000 shares of the Company's Common Stock. The loan is collateralized by the shares purchased by Mr. Griffis.

<F9> Consists  of 20,000  shares of Common  Stock owned by a trust for which Mr.
     Gallins acts as co-trustee for the benefit of one of the grandchildren of James R. and Sylvia M. Gilley and 4,000 shares of Common Stock owned by Matthew G. Gallins LLC.


<F10>Represents options to purchase 10,000 shares of Common Stock,  one-third of which vest on each of March 15, 1997, 1998 and 1999.

EXECUTIVE COMPENSATION

         The following tables set forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 1995, 1994 and 1993 to the Chief Executive Officer of the Company and to the other executive officers of the Company whose total annual salary in 1995 exceeded $100,000, the number of options granted to any of such persons during 1995, and the value of the unexercised options held by any of such persons on December 31, 1995.


                           Summary Compensation Table

                                                                            Long Term
                                                                          Compensation-
                                                                            Number of
                                                                            Shares of
            Name and                                Annual                Common Stock                  All
           Principal                            Compensation-              Underlying                  Other
           Position                 Year          Salary<F1>                 Options              Compensation<F2>
James R. Gilley,                    1995           $460,000                  200,000                  $7,500
  President and                     1994            460,000                     -                      6,500
  Chief Executive Officer           1993            460,000                     -                      4,500
Gene S. Bertcher,                   1995            172,500                     -                      6,500
  Executive Vice                    1994            150,000                   20,000                   6,500
  President and  Chief              1993            150,000                     -                      4,500
  Financial Officer
William M. Gilley,                  1995            143,750                     -                      6,500
 Executive Vice                     1994              -                         -                        -
 President                          1993              -                         -                        -

Robert L. Griffis,                  1995            115,000                     -                      6,500
  Senior Vice President             1994            100,000                     -                      6,500
                                    1993            100,000                     -                      4,500
- - ---------------------------------

<F1> Includes  salary,  but does not  include  the  value  of  certain  benefits furnished by the Company not exceeding the lesser of $50,000 or 10% of the compensation stated above for any named individual.

<F2> Constitutes  directors' fees paid by the Company to the named  individuals.

- - ---------------------------------

                             Option/SAR Grants Table
                     (Option/SAR Grants in Last Fiscal Year)


                         Number of Securities              Percent of
                              Underlying                 Total Options               Exercise or
                            Options Granted                Granted in                 Base Price          Expiration
        Name                       #                       Fiscal Year                  ($/Sh)               Date
James R. Gilley                 200,000                      95.2%                      $10.75              5/24/01

                 Aggregated Option/SAR Exercises in Last Fiscal
                        Year and FY-End Option/SAR Values

                                                                                                      Value of Unexercised
                                                                 Number of Securities                     In-the-Money
                                                                Underlying Unexercised                Options/SARs at 1995
                         Shares Acquired        Value         Options/SARs at 1995 FY-End                    FY-End
                                                              ---------------------------                   -------
        Name               on Exercise        Realized        Exercisable    Unexercisable       Exercisable     Unexercisable
James R. Gilley                 -                 -             200,000             -                $0                -
Gene S. Bertcher                -                 -               8,000          12,000              $0               $0
William M. Gilley               -                 -                -                -                -                 -
Robert L. Griffis               -                 -                -                -                -                 -


         The Company pays each director a fee of $2,500 per year, plus a meeting fee of $1,000 for each Board meeting attended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following paragraphs describe certain transactions between the Company and (i) any Stockholder beneficially owning more than 5% of the outstanding Common Stock, (ii) the executive officers and directors (and nominees) of the Company and (iii) members of the immediate family or affiliates of any of the foregoing, which transactions occurred since the beginning of the 1994 fiscal year.

         James R. Gilley made working capital loans to the Company during 1993 totaling $420,000. Said loans were due on demand and bore interest at 14%. On November 19, 1993, Mr. Gilley loaned an additional $100,000 and refinanced all principal and interest into a term note in the principal amount of $625,000 payable over ten years plus interest at 10% per year, secured by a first mortgage on the Company's office building in Addison, Texas. The loan was repaid in December 1994.

         On November 19, 1993 the Company sold 200,000 unregistered shares of its Common Stock, to James R. Gilley at a price equal to the closing price of the shares on the American Stock Exchange on that date ($10.25) per share for consideration consisting of a promissory note for the full purchase price thereof, of which 20% of the principal amount of the note is a recourse obligation of the maker and the balance of the note is nonrecourse. Such note bears interest at the rate of 5-1/2% per annum, which accrues and is payable along with all principal upon maturity on November 18, 2003, and is secured by a pledge of the stock back to the Company to hold as collateral for payment of the note pending payment in full.

         On December 29, 1994, the Company sold 30,000 unregistered shares of its Common Stock to W. Michael Gilley at a price equal to the closing price of the shares on the American Stock Exchange ($6.25) for consideration consisting of a promissory note for the full purchase price, of which 20% of the principal amount of the note is a recourse obligation of the maker and the balance is nonrecourse. Such note is secured by a pledge of the shares purchased, bears interest at a rate equal to any cash or stock dividends declared on the purchased stock, and is due in a single installment on or before December 31, 1999.

     In connection with the sale of four properties in Georgia previously owned by the Company, the Company retained first mortgages which were subordinate to a series of tax free bonds issued upon the defeasance of the bonds. The Series B Bonds were purchased for investment by Sylvia Gilley, wife of James R. Gilley. The Company had the opportunity to sell the mortgages but only if the Company would guarantee the B Bonds, which it did following Board of Director approval. Due to current litigation with the purchaser of the property, it is possible that the bond interest will not be paid. The Conflicts of Interest Committee resolved to reimburse the legal fees of Sylvia Gilley pursuant to litigation to collect defaulted interest that is prosecuted in her name, with the Company to be reimbursed from the proceeds of any recovery.

         Beginning in 1992, subsidiaries of the Company have provided construction services at an assisted living project in Norman, Oklahoma which is owned by a trust for Sylvia Gilley. As of December 31, 1994, the Company was owed $173,623, which included a fee of $80,000 for services rendered. This amount was paid in 1995. The Company provided construction services through the first half of 1995, at which time the project was completed.

         In March 1994, Sylvia M. Gilley, wife of James R. Gilley, made a $1,000,000 loan to the Company, bearing interest at 12%. The loan was repaid in December 1994.

         As part of the acquisition of Wedgwood, the Company committed to pay or issue approximately 675,000 shares of its Series D Preferred Stock, 1,922,934 shares of its Series E Preferred Stock and $425,000 in cash and notes. To assist the Company in its efforts to help make the acquisition tax-free, James R. Gilley and members of his family agreed to contribute a shopping center in North Carolina in exchange for the Company's Series D Preferred Stock referred to above. Mr. Gilley and his family had owned the shopping center for over five years. The consideration received by James R. Gilley and members of his family, valued at $3,375,000, was based upon an independent appraisal of the North Carolina shopping center. The stock is unregistered, has no trading market unless converted to Common Stock, and is entitled to one vote per share on all matters to come before a meeting of Stockholders. The stock bears a cumulative quarterly dividend of 9.5% per year. With Stockholder approval, which will be solicited at a subsequent Stockholders' meeting during 1996, the stock will become convertible after March 15, 1997 into unregistered shares of Common Stock at a ratio of one share of Common Stock for two shares of Series D Preferred Stock.

         The Company agreed to register the shares of Common Stock into which the Series D Preferred Stock is convertible under limited circumstances, as follows: (i) the Company agreed to give the holders of such shares the right to demand registration of all or a portion of the Common Stock upon conversion provided holders of at least a majority of the shares join in such demand; and
(ii) the Company agreed to give the holders of Common Stock "piggy-back" registration rights to include all or a portion of the shares in any other registration statement filed by the Company under the Securities Act (other than on Form S-8 or Form S-4), subject to certain rights of the Company not to include all or a portion of such shares under certain circumstances. The Company agreed to pay all expenses of the demand or piggyback registration, other than underwriting fees, discounts or commissions.

     In December 1995, the Company purchased land in Winston-Salem, North Carolina from Sylvia M. Gilley for an aggregate purchase price $221,000. Mrs. Gilley had owned the land for over five years.

         In connection with the acquisition of Wedgwood, Medical Resource also agreed to execute a Construction Management Agreement with Victor L. Lund pursuant to which Mr. Lund agreed to serve, for three years following closing of the acquisition, as a construction manager to oversee construction for the Company of approximately 20 assisted living facilities, including those that provide Alzheimer's care, during the term of the agreement. Mr. Lund will receive monthly fees based on the percentage of completion of each facility with a total fee of $150,000 for each facility successfully completed, less profits from Villa del Ray-Retirement, Ltd. and Neawanna By The Sea Limited Partnership.

         Victor L. Lund loaned Wedgwood $204,000 in January 1995 at an interest rate of 9.5% per annum, $115,000 in August 1995 at an interest rate of 9.75% per annum, and $84,000 in December 1995 at an interest rate of 10% per annum. No principal reductions had been made on any of these loans as of April 15, 1996.

         Mark V. Hall loaned Wedgwood $290,000 in August 1995. The loan bears interest at 10 1/2% per annum and continues to have an outstanding balance of $290,000 as of April 15, 1996.

         It is the policy of the Company that all transactions between the Company and any officer or director, or any of their affiliates, must be approved by the Conflict of Interest Committee, which is comprised of non-management members of the Board of Directors of the Company. All of the transactions described above were approved.

ORGANIZATION OF THE BOARD OF DIRECTORS

         The Board of Directors has the following committees:

                  Committee                          Members

                  Executive                      James R. Gilley - Chairman
                                                 Richards D. Barger
                                                 Michael E. McMurray


                  Audit                          Matthew G. Gallins - Chairman
                                                 Don C. Benton
                                                 Michael E. McMurray


                  Compensation                   Michael E. McMurray - Chairman
                                                 Don C. Benton
                                                 Matthew G. Gallins


                  Conflicts of Interest          Richards D. Barger - Chairman
                                                 Don C. Benton
                                                 Matthew G. Gallins
                                                 Michael E. McMurray


         The Executive Committee conducts the normal business operations of the Company and acts as Nominating Committee and Stock Option Committee. The Audit Committee recommends an independent auditor for the Company, consults with such independent auditor and reviews the Company's financial statements. The Compensation Committee fixes the compensation of officers and key employees of the Company. The Conflicts of Interest Committee receives and investigates any reports of or perceived conflicts of interest in any activities undertaken by the Company.

         Any stockholder who wishes to recommend a prospective nominee for the Board of Directors for consideration by the Executive Committee may write Robert
L. Griffis, Secretary, 4265 Kellway Circle, Addison, Texas 75244.

         The Board of Directors had four meetings during 1995. The Executive Committee met five times, the Audit Committees met once and the Conflicts of Interest Committees met once.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based solely upon a review of Forms 3, 4 and 5 furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by the Company, the Company is not aware of any failure by any director, officer or beneficial owner of more than 10% of the Company's Common Stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 1995.

                                   PROPOSAL 2
                     AMENDMENT TO ARTICLES OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK

         The Board of Directors believes that it is desirable for the Stockholders to consider and act upon a Proposal to amend the Company's Articles of Incorporation (the "Articles"). Pursuant to the Proposal, the currently authorized shares of Common Stock, $.01 par value, will be increased from 20,000,000 to 100,000,000 shares.

         Of the 20,000,000 currently authorized shares of Common Stock, as of April 15, 1996, 3,479,328 were issued. Of the remaining 16,520,672 authorized shares of Common Stock, 2,591,214 were reserved for issuance in connection with the Company's stock option plan, various outstanding options and the Company's convertible Series B, C, D and E Preferred Stock.

         Except for shares currently reserved as explained above, the Company does not now have any present plan, understanding or agreement to issue additional shares of Common Stock. However, the Board believes that the proposed increase in authorized shares of Common Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, financings, corporate mergers, acquisitions of property, use in employee benefit plans, or other corporate purposes. The Board will determine whether, when, and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

         If the proposed amendment is approved, except for the requirement of the American Stock Exchange to seek Stockholder approval for issuances of shares exceeding 20% of the outstanding shares, all or any of the authorized shares of Common Stock may be issued without further action by the Stockholders and without first offering such shares to the Stockholders for subscription. The issuance of Common Stock otherwise than on a pro-rata basis to all holders of such stock would reduce the proportionate interests of such Stockholders.

         Pursuant to the Proposal, the first sentence of Article Four of the Articles will be amended to read as follows:

                  "The Corporation shall have authority to issue two classes of stock, and the total number authorized shall be one hundred million (100,000,000) shares of Common Stock of the par value of one cent ($.01) each, and ten million (10,000,000) shares of Preferred Stock of the par value of one cent ($.01) each."

         Other than increasing the authorized shares of Common Stock from 20,000,000 to 100,000,000, the proposed amendment in no way changes the Articles.

         The Board has unanimously adopted resolutions setting forth the proposed amendment to the Articles, declaring its advisability and directing that the proposed amendment be submitted to the Stockholders for their approval at the Annual Meeting. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock and Series B, C, D and E Preferred Stock outstanding as of the record date, voting together as one class, is necessary to approve the Proposal. Accordingly, if a Stockholders abstains from voting certain shares on the approval of the Proposal, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote. If adopted by the Stockholders, the amendment will become effective upon filing as required by Chapter 78 of the Nevada Revised Statutes.

         The Board of Directors recommends a vote "FOR" the above Proposal.

                                   PROPOSAL 3
                      RATIFICATION AND APPROVAL OF GRANT OF
                         STOCK OPTION TO JAMES R. GILLEY


         The rules of the American Stock Exchange require approval by the Stockholders of any application to list additional shares reserved for issuance under options granted to officers or directors. The Executive Committee of the Board, with James R. Gilley absent and not voting, has approved the grant of a stock option to James R. Gilley for 200,000 shares of Common Stock at an exercise price of $10.75 per share, which was the closing price of the Company's Common Stock on the last trading day prior to the date of grant of such option, conditioned upon approval by the Stockholders. The option was granted to Mr. Gilley in recognition of his excellent performance on behalf of the Company during 1995 and may be exercised by him in whole or in part at any time prior to the expiration of five years following the date the option is approved by the Stockholders. The closing price for the Company's Common Stock on April 15, 1995 was $15.125 per share.

         There are no federal income tax consequences to Mr. Gilley or the Company as a result of the grant of the stock option. When Mr. Gilley exercises the option, he will recognize ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the Company may deduct as an expense the amount of income so recognized by him. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and Mr. Gilley's basis in the shares will be equal to the fair market value of the shares on the date of exercise.

         The Board has unanimously approved the granting of the option to Mr. Gilley by the Executive Committee, subject to approval by the Stockholders. The rules of the Exchange require approval by a majority vote of the shares attending the Annual Meeting, either in person or by proxy. Consequently, the Proposal will be approved if a majority of the Common Stock and Series B, C, D and E Preferred Stock attending the Annual Meeting cast votes in favor of approval of the stock option.

         The Board of Directors recommends a vote "FOR" the above Proposal.


                                   PROPOSAL 4
                            RATIFICATION OF AUDITORS


         The Board of Directors has selected Grant Thornton to serve as the Company's independent auditors for the year ending December 31, 1996. The Stockholders are being asked to ratify the Board's selection. Representatives of Grant Thornton will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to answer appropriate questions.

         Ratification of the appointment of Grant Thornton as the Company's independent auditors for the fiscal year ending December 31, 1996 requires the approval by a majority vote of the outstanding shares of Common Stock and Series B, C, D and E Preferred Stock attending the Annual Meeting, either in person or by proxy.

         The Board of Directors recommends a vote "FOR" the above Proposal.

                                  ANNUAL REPORT


         The Annual Report to Stockholders, including consolidated financial statements, for the year ended December 31, 1995, accompanies the proxy material being mailed to all Stockholders. The Annual Report is not a part of the proxy solicitation material.


                                  OTHER MATTERS


         The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented to the Annual Meeting by others. In the event that other matters properly come before the Annual Meeting or any adjournments thereof it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.


                             DEADLINE FOR SUBMISSION
                          OF PROPOSALS TO BE PRESENTED
                   AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS


         Any Stockholder who intends to present a proposal at the 1997 Annual Meeting of Stockholders must file such proposal with the Company by January 3, 1997 for possible inclusion in the Company's proxy statement and form of proxy relating to the meeting.


                                           By Order of the Board of Directors



                                           James R. Gilley,
                                           President and Chief Executive Officer

                             GREENBRIAR CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Greenbriar Corporation (formerly Medical Resource Companies of America) (the "Company") to be held at the Grand Kempenski Hotel, 15201 Dallas Parkway, Dallas, Texas, on May 24, 1996, beginning at 10:00 a.m., Dallas Time, and the Proxy Statement in connection therewith and (2) appoints James R. Gilley and Gene S. Bertcher, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock and Series B, C, D and E Preferred Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

         The undersigned directs that the undersigned's proxy be voted as follows:

          1.ELECTION OF     [  ] FOR all Class II and III nominee  [  ] WITHHOLD AUTHORITY to vote        [ ] ABSTAIN
            DIRECTORS            listed below (except as marked         for all Class II and III nominees     from
                                 to the contrary below)                 listed below                          voting

ClassII nominees: Michael E. McMurray, Robert L. Griffis, Matthew G. Gallins, and Victor L. Lund

Class III nominees: Paul W. Dendy and Mark W. Hall

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- - --------------------------------------------------------------------------------

          2.APPROVE AMENDMENT TO                 [   ]  FOR                 [   ]  AGAINST             [   ] ABSTAIN
            COMPANY'S ARTICLES OF                       approval                   approval                  from voting
            INCORPORATION TO INCREASE
            AUTHORIZED SHARES OF
            COMMON STOCK TO
            100,000,000 SHARES

          3.RATIFY AND APPROVE GRANT             [   ]  FOR                 [   ]  AGAINST             [   ] ABSTAIN
            OF STOCK OPTIONS FOR 200,000                approval                   approval                  from voting
            SHARES OF COMMON STOCK
            TO JAMES R. GILLEY

          4.RATIFY SELECTION OF GRANT            [   ]  FOR                 [   ]  AGAINST             [   ] ABSTAIN
            THORNTON AS THE COMPANY'S                   ratification               ratification              from voting
            AUDITORS

          5.IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE
            MEETING.

         This proxy will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL CLASS II AND III DIRECTOR NOMINEES IN ITEM 1 ABOVE, FOR THE APPROVAL IN ITEM 2 ABOVE, FOR THE RATIFICATION AND APPROVAL IN ITEM 3 ABOVE, AND FOR THE RATIFICATION IN ITEM 4 ABOVE.
         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock or Series B, C, D or E Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.
         If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.
         Please date, sign and mail this proxy in the enclosed envelope. No postage is required.

                                                Date ____________________, 1996



                           -----------------------------------------------------

                                        Signature of Stockholder

                           -----------------------------------------------------

                                        Signature of Stockholder


                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.